EMPIRE HOME LOAN OWNER TRUST 1997-5

PAINEWEBBER INCORPORATED
PRELIMINARY BACKGROUND INFORMATION
EMPIRE HOME LOAN OWNER TRUST 1997-5
DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the Empire Home Loan Owner Trust 1997-5, and not by or as agent for Empire Funding Corp. or any of its affiliates (collectively, the 'Transferor'). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION DATE

Approximate characteristics of the pool of Initial Loans identified as of 11/30/97. Loans equal to approximately $180.0 Million will be delivered on the Closing Date. With Pre-Funding, the total deal size will be approx. $240 Million.

Total Number of Loans:                     4,866
Initial Principal Balance:          $154,484,603
Average Loan Balance:                    $31,748
WA Loan Rate:                             14.276%
Range of Loan Rates:               9.990%-18.500%
WA Remaining Term (months)                   243
Range of Remaining Terms:                 23-300
WA Seasoning (months):                         1
Range of Seasoning:                         0-13
WA Original Term (months):                   243
Range of Original Terms:                  24-300
WA FICO Score:                            672.10
WA Combined LTV:                          117.09%
% of Second Liens                          98.52%
% Owner Occupied                          100.00%
Geographic concentration:             CA   29.76%
(as a Percentage of Loan Type)        MD    5.97%
                                      MO    5.66%

(States not listed account for less than 5% of the aggregate principal balance of the category)

Note: A more detailed description of the Initial Loans as of the Statistical Calculation Date can be found starting on page 11.








EMPIRE HOME LOAN OWNER TRUST 1997-5
TRANSACTION SUMMARY (a)

                                        Est.     Est.              Expected
             Approx.            Est.    Prin.    Prin.             Ratings
             Size               WAL     Lockout  Window  Stated    (S&P/Fitch/
Notes        (000's)   Coupon  (Years)  (Years)  (Years) Maturity   Duff)
-----        -------   ------  -------  -------  ----------------   -----
Class A-1    $59,910   Float(b)  1.00     0.00     1.92   8/25/09  AAA/AAA/AAA
Class A-2    $61,590   Fixed     3.00     1.84     2.42   5/25/14  AAA/AAA/AAA
Class A-3    $16,490   Fixed     4.93     4.17     2.08   4/25/16  AAA/AAA/AAA
Class A-4    $25,210   Fixed(c) 10.00     6.17     6.58   4/25/24  AAA/AAA/AAA
Class A-4 IO $25,210(d)Fixed      -        -        -     2/25/24  AAA/AAA/AAA
Class M-1    $36,600   Fixed(c)  8.85     4.50     8.25   4/25/24    AA/AA/AA
Class M-2    $17,400   Fixed(c)  8.85     4.50     8.25   4/25/24     A/A/A
Class B-1    $15,600   Fixed(c)  8.85     4.50     8.25   4/25/24  BBB/BBB/BBB
Class B-2    $7,200    Not Offered

Notes: (a)  100% Prepayment Assumption: 3.0% CPR in month 1, and an additional
            1.0% per annum in each month thereafter until month 12. On and after month 12, 14% CPR. To 10% Optional Call.



EMPIRE HOME LOAN OWNER TRUST 1997-5
TRANSACTION SUMMARY (a) (Continued)

       (b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less [0.758]% per annum.
       (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.
       (d) Notional balance for the first 26 months will equal the Class A-4 Class principal balance and will be zero thereafter.

Pricing Speed:           3% CPR, increasing to 14% over 12 months.

Payment Date:            The  25th  of  each  month  or,  if  such  day is not a
                         Business  Day,  the  next   succeeding   Business  Day,
                         commencing in January 1998.

Settlement Date:         On or about [December 22, 1997]

Cut-off Date:            The close of business on November 30, 1997.

Statistic Calculation
Date: The statistical information presented herein and in the Prospectus Supplement concerning the Initial Loans is based on the characteristics of a portion of the Initial Loans identified as of November 30, 1997 (the "Statistic Calculation Date"). Empire expects that the actual aggregate balance of the Initial Loans as of the Cut-off Date (to be identified prior to the Closing
                         Date) will equal approximately $[180.0] Million.

Payment Delay:           With the  exception  of the Class A-1  Notes,  24 Days.
                         With respect to the Class A-1 Notes, 0 days.

Payment Terms:           Monthly

Title of Securities:     Empire Home Loan Owner Trust 1997-5

Interest Accrual         With the  exception  of the Class A-1  Notes,  interest
Period:                  will  accrue on the Notes at a fixed  rate  during  the
                         month prior to the month of the related Payment Date based on a 30/360 year. With respect to the Class A-1
                         Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment
                         Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans, less
                         [0.758]%  per annum (the rate  described in this clause
                         (y), the "Available Funds Cap").

Offered Notes:           Class  A-1  through  A-4  Notes  and Class A-4 IO Notes
                         (together,  the 'Senior Notes'), Class M-1 and Class M-
                         2 Notes  (the  'Mezzanine  Notes')  and Class B-1 Notes
                         (together with the Senior Notes, the Mezzanine Notes, and the Class B-2 Notes, the 'Notes'). The Class B-2
                         Notes and the Residual Interest Certificates are NOT being offered hereby.

Class A-4 IO Note:       The Class A-4 IO Notional  Balance will be equal to the
                         Class A-4 Note Balance for each Payment Date up to and including [February 25, 2000] (for the first 26 payment dates). After such Payment Date, the Notional Balance shall be zero. The fixed rate coupon on the Class A-4
                         IO is expected to be [6.0%]. The Class A-4 IO will have no principal balance and will not be entitled to distributions of principal.

Offering:                Public  shelf  offering - a prospectus  and  prospectus
                         supplement will be distributed after pricing.

Form of Offering:        Book-Entry form,  same-day funds through DTC for all of
                         the Notes.

Denominations:           The Notes are issueable in minimum  denominations of an
                         original amount of $25,000 and multiples of $1,000 thereafter.

Owner Trustee:           Wilmington Trust Company

Indenture Trustee:       U.S.  Bank  National  Association,   d/b/a  First  Bank
                         National Association

Underwriter:             PaineWebber Incorporated

Depositor:               PaineWebber Mortgage Acceptance Corporation IV

Transferor/Servicer:     Empire Funding Corp.

Underlying Collateral:   The  Notes   will  be   secured,   in  part,   by  debt
                         consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%, as well as unsecured loans, representing approximately [1.47%] of the Original Pool Principal Balance.

Pre-Funding Account:     On the Closing Date,  [$60.0] Million will be deposited
                         in  an  account  (the  "Pre-Funding  Account"),   which
                         account is in the name of the Indenture  Trustee and is
                         part of the  Grantor  Trust and will be used to acquire
                         Subsequent  Loans.  During the  Pre-Funding  Period (as
                         defined  below),  the  amount  on  deposit  in the Pre-
                         Funding  Account (net of investment  earnings  thereon)
                         (the  "Pre-Funding  Amount")  will  be  reduced  by the
                         amount  thereof  used to purchase  Subsequent  Loans in
                         accordance with the Grantor Trust Agreement.  The "Pre-
                         Funding Period" is the period commencing on the Closing
                         Date and ending  generally  on the  earlier to occur of
                         (i) the date on which  the  amount  on  deposit  in the
                         Pre-Funding   Account  (net  of   investment   earnings
                         thereon) is less than $50,000 and (ii) [March 22, 1998].

Credit Enhancement:      Credit  enhancement  with respect to the Offered  Notes
                         will  be   provided   by  (1)  Excess   Interest,   (2)
                         Overcollateralization  and (3) the subordination of the
                         rights of holders of the Residual Interest Certificate,
                         the  Class B-2 Notes  and the  lower-rated  classes  of
                         Offered  Notes  to  receive   interest  and  principal,
                         respectively.

Excess Interest:         The  weighted  average  coupon  rate  on the  loans  is
                         generally expected to be higher than the sum of (a) the servicing fee, (b) trustee fees, and (c) the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments and payments on the Notes on each Payment
                         Date.

Overcollateralization:   Excess   Interest  will  be  applied,   to  the  extent
                         available, to make accelerated payments of principal to
                         the  Notes  then   entitled  to  receive   payments  of
                         principal;  such  application  will cause the aggregate
                         principal balance of the Notes to amortize more rapidly
                         than  the  loans.  Prior  to  the  Stepdown  Date,  the
                         Overcollateralization  Target Amount equals the greater
                         of  (a)  [4.00%]  of  the  sum  of  the  Original  Pool
                         Principal Balance and the Original  Pre-Funding  Amount
                         (the  "Maximum  Collateral  Amount")  and  (b)  the Net
                         Delinquency   Calculation  Amount.  On  and  after  the
                         Stepdown Date, the Overcollateralization  Target Amount
                         equals the greater of (a) [8.00%] of the Pool Principal
                         Balance as of the end of the related Due Period and (b)
                         the   Net   Delinquency    Calculation    Amount.   The
                         Overcollateralization Target Amount will not in any event be less than [0.50%] of the Maximum Collateral
                         Amount (the 'Overcollateralization Floor')or greater than the outstanding Class Principal Balances of the Notes.

Subordination:           The  rights  of the Class M-1  Noteholders  to  receive
                         payments  of  interest  on each  Payment  Date  will be
                         subordinate  to those of the  Senior  Noteholders,  the
                         rights of the Class M-2 Noteholders to receive payments
                         of interest on each Payment Date will be subordinate to
                         those  of the  Senior  Noteholders  and the  Class  M-1
                         Noteholders, the rights of the Class B-1 Noteholders to
                         receive  payments of interest on each Payment Date will
                         be subordinate to those of the Senior  Noteholders  and
                         Mezzanine  Noteholders,  the  rights  of the  Class B-2
                         Noteholders  to receive  Payments  of  interest on each
                         Payment  Date  will  be  subordinate  to  those  of the
                         holders  of the  Offered  Notes,  and the rights of the
                         Residual   Interest   Certificateholders   to   receive
                         distributions on each Payment Date will be subordinate to those of the Noteholders.

                         The rights of the Class M-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and Mezzanine Noteholders, the rights of the Class B-2
                         Noteholders  to receive  payments of  principal on each
                         Payment Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Net Delinquency
Calculation Amount:      With respect to any Payment Date,  the excess,  if any,
                         of (x) the  product of [1.5] and the Six Month  Rolling
                         Delinquency  Average over (y) the aggregate  amounts of
                         Excess Spread for the three  preceding  Payment  Dates.
                         The Net Delinquency  Calculation  Amount may be removed
                         if the Rating Agencies no longer require it. The Rating
                         Agencies   must  confirm  that  the  original   ratings
                         assigned will not be downgraded or withdrawn as a result of such change. After such change the Net
                         Delinquency Calculation Amount would be deemed to be zero for all future calculations.

Stepdown Date:           The  Stepdown   Date  means  the  first   Payment  Date
                         occurring after December 2000 as to which: (1) the Pool
                         Principal  Balance  has  been  reduced  to  50%  of the
                         Maximum  Collateral  Amount;  (2) the  Net  Delinquency
                         Calculation  Amount is less than  [4.0]% of the Maximum
                         Collateral   Amount;   and  (3)  the  aggregate   Class
                         Principal  Balance of the Senior  Notes will be able to
                         be  reduced  to the  excess  of (i) the Pool  Principal
                         Balance  as of the  preceding  Determination  Date over
                         (ii) the  greater of (a) the sum of (1)  [64.0]% of the
                         Pool   Principal    Balance   as   of   the   preceding
                         Determination  Date  and (2) the  Overcollateralization
                         Target Amount for such Payment Date and (b) [0.50%] of the Maximum Collateral Amount.

SUMMARY OF SUBORDINATION & OVERCOLLATERALIZATION TARGET AMOUNTS:

                  Initial      Before           After         After
                  Expected     Stepdown         Stepdown      Stepdown
                  Subord.(a)   O/C Target (b)   Subord. (c)   O/C Target (d)
                  ----------   --------------   -----------   --------------
Senior Notes        32.00%         4.00%          64.00%          8.00%
Class M-1 Notes     16.75%         4.00%          33.50%          8.00%
Class M-2 Notes      9.50%         4.00%          19.00%          8.00%
Class B-1 Notes      3.00%         4.00%           6.00%          8.00%
-----------------------------------------------------------------------------

(a)  The initial amount of subordination for each class as of the Closing Date.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c)  The expected subordination for each class on the Stepdown Date.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.


Payment and
Distribution Priorities: (1) interest to the holders of the Senior Notes;

                         (2) interest to the holders of the Class M-1 Notes;

                         (3) interest to the holders of the Class M-2 Notes;

                         (4) interest to the holders of the Class B-1 Notes;

                         (5) interest to the holders of the Class B-2 Notes;

                         (6) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, and Class A-4, in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes (excluding the Class A- 4 IO Notes) to the Senior Optimal Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes (excluding the Class A-4 IO) pro rata and not sequentially;

                         (7) sequentially, to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;

                         (8) sequentially, to the holders of the Class B-1 Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;

                         (9) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;

                         (10) sequentially, to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full; and

                         (11) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:            Realized  losses  will  be  absorbed  first  by  Excess
                         Interest and the reduction of the Overcollateralization
                         Amount.     Following     the    reduction    of    any
                         Overcollateralization  Amount  to zero,  any  Allocable
                         Loss  Amounts will be applied in reduction of the Class
                         Principal  Balances  of the Class B-2 Notes,  the Class
                         B-1 Notes, the Class M-2 Notes and the Class M-1 Notes,
                         in that order,  until their  respective Class Principal
                         Balances have been reduced to zero. The Class Principal
                         Balances of the Senior Notes will not be reduced by any
                         application of Allocable Loss Amounts. The reduction of
                         the Class Principal  Balance of any applicable Class of
                         Offered Notes by the  application of any Allocable Loss
                         Amounts  entitles  such  class to  reimbursement  in an
                         amount equal to its Loss  Reimbursement  Deficiency  in
                         accordance with the payment priorities specified herein
                         until the  earlier  of (x) the  payment in full of such
                         amount  and  (y)  the   occurrence  of  the  applicable
                         Maturity  Date.

Optional Termination:    The holders of an aggregate  percentage interest in the
                         Residual Interest Certificates in excess of 50% may, at
                         their  option,  effect  an  early  termination  of  the
                         Grantor Trust on or after any Payment Date on which the
                         Pool Principal  Balance  declines to 10% or less of the
                         Maximum  Collateral  Amount,  by purchasing  all of the
                         Loans  at  a  price  equal  to  or  greater   than  the
                         Termination Price.

Servicing/Other Fees:    The collateral is subject to certain fees,  including a
                         servicing fee of [.75]% per annum payable monthly, and trustee fees (equal to [0.008]% per annum).

Advancing by Servicer:   There is no required advancing of delinquent  principal
                         or interest by the Servicer or Trustee.


Tax Considerations:      The issuer will be an Owner  Trust.  The Offered  Notes
                         will be characterized as debt for federal income tax purposes.

ERISA Considerations:    In general,  the Offered Notes will be ERISA  eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:       NONE of the Notes will be SMMEA-eligible.

Prospectus:              The  Offered  Notes are  being  offered  pursuant  to a
                         Prospectus  which  includes  a  Prospectus   Supplement
                         (together, the 'Prospectus'). Complete information with
                         respect  to the  Offered  Notes and the  collateral  is
                         contained in the  Prospectus.  The  material  presented
                         herein is qualified in its entirety by the  information
                         appearing  in the  Prospectus.  To the extent  that the
                         foregoing  is  inconsistent  with the  Prospectus,  the
                         Prospectus  shall govern in all respects.  Sales of the
                         Offered  Notes  may  not  be  consummated   unless  the
                         purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF STATISTIC CALCULATION DATE

Aggregate Field                   Description   Count       Balance    Pool%

Geographic Distribution               Alabama     10          287,547   0.19
                                       Alaska     18          713,377   0.46
                                      Arizona    255        7,629,884   4.94
                                     Arkansas     16          563,959   0.37
                                   California   1240       45,976,484  29.76
                                     Colorado    158        4,919,561   3.18
                                  Connecticut     14          423,237   0.27
                                     Delaware      6          255,514   0.17
                         District of Columbia     10          370,785   0.24
                                      Florida    216        5,670,791   3.67
                                      Georgia    145        4,385,039   2.84
                                       Hawaii     15          600,938   0.39
                                        Idaho     33        1,087,505   0.70
                                     Illinois    150        4,951,377   3.21
                                      Indiana    125        3,605,432   2.33
                                         Iowa     50        1,588,648   1.03
                                       Kansas    132        4,118,777   2.67
                                     Kentucky     56        1,592,556   1.03
                                    Louisiana     57        1,437,189   0.93
                                        Maine     12          329,100   0.21
                                     Maryland    256        9,228,630   5.97
                                Massachusetts      9          327,483   0.21
                                     Michigan    139        4,886,740   3.16
                                    Minnesota    148        5,579,491   3.61
                                  Mississippi     26          474,251   0.31
                                     Missouri    306        8,748,968   5.66
                                      Montana      6          223,113   0.14
                                     Nebraska     49        1,423,668   0.92
                                       Nevada     83        2,841,736   1.84
                                New Hampshire      1           39,989   0.03
                                   New Jersey     15          573,569   0.37
                                   New Mexico     47        1,824,047   1.18
                                     New York     16          594,650   0.38
                               North Carolina    216        6,063,103   3.92
                                         Ohio     14          360,473   0.23
                                     Oklahoma     86        1,904,168   1.23
                                       Oregon     53        1,407,061   0.91
                                 Pennsylvania    107        3,294,296   2.13
                                 Rhode Island      3           88,574   0.06
                               South Carolina    107        3,098,753   2.01
                                 South Dakota      1           35,000   0.02
                                    Tennessee     67        1,563,802   1.01
                                        Texas     91          617,335   0.40
                                         Utah     59        1,934,990   1.25
                                     Virginia    106        3,493,364   2.26
                                   Washington    119        2,779,884   1.80
                                West Virginia      2           62,436   0.04
                                    Wisconsin     12          411,404   0.27
                                      Wyoming      4           95,930   0.06
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%



Aggregate Field                   Description   Count       Balance    Pool%

Cut-Off Date Balance          $10,000 or less    321        1,798,755   1.16
                         $10,000.01 - $20,000    674       11,222,130   7.26
                         $20,000.01 - $30,000   1308       34,119,386  22.09
                         $30,000.01 - $40,000   1601       56,317,879  36.46
                         $40,000.01 - $50,000    564       26,488,389  17.15
                         $50,000.01 - $60,000    240       13,635,535   8.83
                         $60,000.01 - $70,000    113        7,481,965   4.84
                         $70,000.01 - $80,000     42        3,120,795   2.02
                        $80,000.01 or greater      3          299,768   0.19
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Loan Rates                 9.501%  -  10.000%      1           41,811   0.03
                           10.501%  - 11.000%     42        1,596,993   1.03
                           11.001%  - 11.500%     47        1,951,533   1.26
                           11.501%  - 12.000%    180        6,577,032   4.26
                           12.001%  - 12.500%    206        7,889,475   5.11
                           12.501%  - 13.000%    754       20,746,868  13.43
                           13.001%  - 13.500%    377       13,517,421   8.75
                           13.501%  - 14.000%    751       24,215,355  15.67
                           14.001%  - 14.500%    370       12,763,669   8.26
                           14.501%  - 15.000%    789       25,863,308  16.74
                           15.001%  - 15.500%    314        9,691,100   6.27
                           15.501%  - 16.000%    564       16,281,233  10.54
                           16.001%  - 16.500%    201        5,823,423   3.77
                           16.501%  - 17.000%    222        6,150,619   3.98
                           17.001%  - 17.500%     14          423,202   0.27
                           17.501%  - 18.000%     31          872,581   0.56
                           18.001%  - 18.500%      3           78,978   0.05
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Lien Priority                               1      1           14,739   0.01
                                            2   4511      152,199,300  98.52
                                    Unsecured    354        2,270,564   1.47
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%

Aggregate Field

Combined LTV                        Unsecured    354        2,270,564   1.47
                             25.01% to 30.00%      1           14,739   0.01
                             40.01% to 45.00%      3           67,983   0.04
                             45.01% to 50.00%      3          128,735   0.08
                             80.01% to 85.00%      2           26,481   0.02
                             85.01% to 90.00%      3           98,654   0.06
                             90.01% to 95.00%      3          101,857   0.07
                            95.01% to 100.00%      4           85,204   0.06
                           100.01% to 105.00%    394       12,015,902   7.78
                           105.01% to 110.00%    577       17,619,450  11.41
                           110.01% to 115.00%    737       23,368,670  15.13
                           115.01% to 120.00%   1040       35,632,590  23.07
                           120.01% to 125.00%   1735       62,652,351  40.56
                           125.01% or greater     10          401,426   0.26
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Months Since Origination        Less than one   2141       67,608,700  43.76
                                        1 - 3   2635       84,155,853  54.48
                                        4 - 6     84        2,566,642   1.66
                                        7 - 9      5          144,804   0.09
                                10 or greater      1            8,605   0.01
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Remaining Term                         0 - 30      8           47,701   0.03
                                      31 - 60    143          923,307   0.60
                                      61 - 90     70          489,921   0.32
                                     91 - 120    350        6,528,300   4.23
                                    121 - 150     42          927,306   0.60
                                    151 - 180   1127       33,743,727  21.84
                                    211 - 240   1492       50,612,239  32.76
                                    271 - 300   1634       61,212,102  39.62
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Original Term                          0 - 30      8           47,701   0.03
                                      31 - 60    143          923,307   0.60
                                      61 - 90     69          487,123   0.32
                                     91 - 120    351        6,531,098   4.23
                                    121 - 150     43          949,257   0.61
                                    151 - 180   1126       33,721,776  21.83
                                    211 - 240   1492       50,612,239  32.76
                                    271 - 300   1634       61,212,102  39.62
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Credit Score                       560 to 579      1            9,981   0.01
                                   580 to 599      3           48,830   0.03
                                   600 to 619     27          920,670   0.60
                                   620 to 639    786       23,249,715  15.05
                                   640 to 659   1185       37,573,780  24.32
                                   660 to 679    994       33,799,425  21.88
                                   680 to 699    818       28,147,940  18.22
                                   700 to 719    522       17,121,090  11.08
                                   720 to 739    264        7,873,824   5.10
                                   740 to 759    144        3,782,153   2.45
                                   760 to 779     74        1,232,151   0.80
                                   780 to 799     33          629,924   0.41
                                   800 to 819     12           85,388   0.06
                                   820 to 839      3            9,730   0.01
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Debt to Income Ratio            20.00 or less    167        3,366,744   2.18
                               20.01 to 25.00    349       10,079,224   6.52
                               25.01 to 30.00    755       22,922,514  14.84
                               30.01 to 35.00   1055       33,886,580  21.94
                               35.01 to 40.00   1268       40,401,469  26.15
                               40.01 to 45.00   1198       40,744,099  26.37
                               45.01 to 50.00     74        3,083,973   2.00
                                               -----      -----------   ----
                                               4,866     $154,484,603 100.00%


The Following Tables Run to Call:

                                       % of Prepayment Assumption
CLASS A-1                   0%      50%     75%    100%     125%    150%
Average Life (Yrs)       5.09     1.52    1.19    1.00     0.88    0.80
First Principal (Yrs)    0.08     0.08    0.08    0.08     0.08    0.08
Last Principal (Yrs)     9.75     3.17    2.33    1.92     1.58    1.42
Window (Yrs)             9.75     3.17    2.33    1.92     1.58    1.42

                                       % of Prepayment Assumption
CLASS A-2                   0%      50%     75%    100%     125%     150%
Average Life (Yrs)      12.28     5.13    3.78    3.00     2.50     2.15
First Principal (Yrs)    9.75     3.17    2.33    1.92     1.58     1.42
Last Principal (Yrs)    14.58     7.25    5.33    4.25     3.50     3.00
Window (Yrs)             4.92     4.17    3.08    2.42     2.00     1.67

                                       % of Prepayment Assumption
CLASS A-3                    0%     50%     75%    100%     125%    150%
Average Life (Yrs)       15.69    8.33    6.24    4.93     4.07    3.46
First Principal (Yrs)    14.58    7.25    5.33    4.25     3.50    3.00
Last Principal (Yrs)     17.33   10.33    7.92    6.25     5.17    4.33
Window (Yrs)              2.83    3.17  2.67    2.08     1.75    1.42

                                        % of Prepayment Assumption
CLASS A-4                    0%      50%     75%    100%    125%     150%
Average Life (Yrs)       19.78    14.70   12.10   10.00    8.41     7.16
First Principal (Yrs)    17.33    10.33    7.92    6.25    5.17     4.33
Last Principal (Yrs)     21.58    17.75   15.17   12.75   10.92     9.33
Window (Yrs)              4.33     7.50    7.33    6.58    5.83     5.08

                                        % of Prepayment Assumption
CLASS M-1                    0%      50%    75%    100%     125%     150%
Average Life (Yrs)       18.94    13.30   10.79    8.85     7.42     6.32
First Principal (Yrs)    15.33     7.83    5.83    4.58     3.83     3.25
Last Principal (Yrs)     21.58    17.75   15.17   12.75    10.92     9.33
Window (Yrs)              6.33    10.00    9.42    8.25     7.17     6.17

                                        % of Prepayment Assumption
CLASS M-2                    0%      50%    75%    100%     125%    150%
Average Life (Yrs)       18.94    13.30   10.79    8.85     7.42    6.32
First Principal (Yrs)    15.33     7.83    5.83    4.58     3.83    3.25
Last Principal (Yrs)     21.58    17.75   15.17   12.75    10.92    9.33
Window (Yrs)              6.33    10.00    9.42    8.25     7.17    6.17


                                        % of Prepayment Assumption
CLASS B-1                    0%      50%    75%    100%     125%    150%
Average Life (Yrs)       18.94    13.30   10.79    8.85     7.42    6.32
First Principal (Yrs)    15.33     7.83    5.83    4.58     3.83    3.25
Last Principal (Yrs)     21.58    17.75   15.17   12.75    10.92    9.33
Window (Yrs)              6.33    10.00    9.42    8.25     7.17    6.17

The Following Tables Run to Maturity:

                                        % of Prepayment Assumption
CLASS A-4                    0%      50%     75%    100%    125%    150%
Average Life (Yrs)       20.27    15.32   12.89   10.86    9.25    7.96
First Principal (Yrs)    17.33    10.33    7.92    6.25    5.17    4.33
Last Principal (Yrs)     24.83    24.17   23.08   21.00   19.58   18.08
Window (Yrs)              7.58    13.92   15.25   14.83   14.50   13.83


                                        % of Prepayment Assumption
CLASS M-1                    0%      50%     75%   100%     125%    150%
Average Life (Yrs)       19.30    13.75   11.37   9.49     8.04    6.90
First Principal (Yrs)    15.33     7.83    5.83   4.58     3.83    3.25
Last Principal (Yrs)     24.83    23.83   22.42  20.25    19.00   17.42
Window (Yrs)              9.58    16.08   16.67  15.75    15.25   14.25


                                        % of Prepayment Assumption
CLASS M-2                    0%      50%    75%    100%     125%    150%
Average Life (Yrs)       19.30    13.73  11.34    9.47     8.01    6.87
First Principal (Yrs)    15.33     7.83   5.83    4.58     3.83    3.25
Last Principal (Yrs)     24.67    23.08  20.83   19.42    17.83   16.00
Window (Yrs)              9.42    15.33  15.08   14.92    14.08   12.83

                                        % of Prepayment Assumption
CLASS B-1                    0%      50%    75%    100%     125%    150%
Average Life (Yrs)       19.28    13.66  11.30    9.42     7.95    6.81
First Principal (Yrs)    15.33     7.83   5.83    4.58     3.83    3.25
Last Principal (Yrs)     24.50    22.00  19.92   18.58    16.67   14.67
Window (Yrs)              9.25    14.25  14.17   14.08    12.92   11.50